UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 1, 2008

XTO ENERGY INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-10662	75-2347769
(Commission File Number)	(IRS Employer Identification No.)

810 Houston, Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 870-2800
(Registrant’s Telephone Number, Including Area Code)

NONE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On October 1, 2008, the Company completed it previously announced acquisition of oil and natural gas properties in the Barnett Shale from Hollis R. Sullivan, Inc. and other interest owners for an aggregate purchase price of approximately $800 million. These properties are located in Johnson, Tarrant, Parker, Wise, Hood, Hill, Ellis and Bosque counties of Texas. The Company’s internal engineers estimate the proved reserves to be in excess of 300 billion cubic feet of natural gas equivalent, 25% of which are proved developed reserves. The acquisition is expected to initially add production of 35 million cubic feet of natural gas equivalent per day and will add 12,900 net acres in the Barnett Shale adjacent to the Company’s existing operations.

The foregoing description of the acquisition is qualified in its entirety by reference to the Purchase and Sale Agreement attached as Exhibit 2.1 to Form 8-K filed by the Company on July 24, 2008.

Forward-Looking Statement and Related Matters

Statements made in this Form 8-K, including those relating to proved reserves and  growth in daily production  are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management’s assumptions and the Company’s future performance are both subject to a wide range of business risks and uncertainties and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to, changes in oil and gas prices, changes in underlying demand for oil and gas, the timing and results of drilling activity, higher than expected production costs and other expenses and general market conditions.  The Company undertakes no obligation to publicly update or revise any forward-looking statements. Further information on risks and uncertainties is available in the Company’s filings with the Securities and Exchange Commission, which are incorporated by this reference as though fully set forth herein.

Reserve estimates with respect to the acquisition were made by our internal engineers without review by an independent petroleum engineering firm. Data used to make these estimates were furnished by the sellers and may not be as complete as that which is available for our owned properties. We believe our estimates of proved reserves comply with criteria provided under rules of the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTO ENERGY INC.

Date: October 3, 2008	By:	/s/ BENNIE G. KNIFFEN
Bennie G. Kniffen
Senior Vice President and Controller

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